Reconciliation of Income Tax Expense (Benefit) Computed by Applying U.S. Statutory Federal Income Tax Rate against Income (Loss) before Income Taxes to Provision (Benefit) for Income Taxes (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Income Tax Rate Reconciliation [Line Items]
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$ 114,901	$ 103,141	$ 93,959
Impact of foreign operations	(32,192)	(39,932)	(32,529)
State and local income taxes net of federal income tax benefit	4,073	4,527	3,958
Tax benefits from the domestic manufacturing deduction	(3,744)	(2,750)	(756)
Nondeductible business expense	1,304	1,404	1,560
Valuation allowance	9,353	24,994	18,107
Other	831	501	3,028
Provision (Benefit) for Income Tax Expense	$ 94,526	$ 91,885	$ 87,327
Effective Income Tax Rate	28.80%	31.10%	32.50%